Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SL Green Operating Partnership, L.P. (the “Operating Partnership”) on Form 10-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc Holliday, Chairman and Chief Executive Officer of SL Green Realty Corp, the sole general partner of the Operating Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/s/ Marc Holliday
Name:	Marc Holliday
Title:	Chairman and Chief Executive Officer
of SL Green Realty Corp., the
general partner of the Operating Partnership

February 17, 2026